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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                FEBRUARY 22, 2005

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                                 AUTODESK, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   000-14338              94-2819853
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 (State or other jurisdiction of       (Commission            (IRS Employer
          incorporation)               File Number)        Identification No.)

                               111 McInnis Parkway
                          San Rafael, California 94903
          (Address of principal executive offices, including zip code)

                                 (415) 507-5000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 22, 2005, Autodesk, Inc. issued a press release reporting its results for the three months and fiscal year ended January 31, 2005. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release, dated as of February 22, 2005, entitled "Autodesk
               Fiscal 2005 Revenues Increase 30 Percent; GAAP EPS Increases 73
               Percent."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AUTODESK, INC.

                                           By:  /s/ Alfred J. Castino
                                                --------------------------------
                                                Alfred J. Castino
                                                Senior Vice President and
                                                Chief Financial Officer

Date:  February 22, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Press Release, dated as of February 22, 2005, entitled "Autodesk
               Fiscal 2005 Revenues Increase 30 Percent; GAAP EPS Increases 73
               Percent."